UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 30, 2003


                             TRIPATH TECHNOLOGY INC.
             (Exact name of Registrant as specified in its charter)



         Delaware                      000-31081               77-0407364
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
       incorporation)                                      Identification No.)


                              2560 Orchard Parkway
                           San Jose, California 95131
          (Address of principal executive offices, including zip code)

                                 (408) 750-3000
              (Registrant's telephone number, including area code)



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Item 9.  Regulation FD Disclosure.

The information in this section is being furnished to, but not filed with, the Securities and Exchange Commission solely under Item 12 of Form 8-K, "Results of Operations and Financial Condition," pursuant to interim procedures promulgated by the Commission in Release No. 33-8216 issued March 27, 2003.

On October 30, 2003, Tripath Technology Inc. issued a press release announcing financial results for the quarter ended September 30, 2003. A copy of such press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by Tripath Technology Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

The information furnished in this report, including the exhibit hereto, shall not be deemed to constitute an admission that such information or exhibit is required to be furnished by Regulation FD or that the information or exhibit in this report contains material information that is not otherwise publicly available.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    TRIPATH TECHNOLOGY INC.


Date:   October 30, 2003            /s/ David P. Eichler
                                    --------------------------------------------
                                    David P. Eichler
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)

                                INDEX TO EXHIBITS



     99.1 Press Release, dated October 30, 2003, entitled "Tripath Technology Inc. Reports Third Quarter 2003 Financial Results."